Investor Presentation Third Quarter 2014 Exhibit 99.1

Forward Looking Statements

The information contained in this presentation includes forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and involve risks and uncertainties that may cause the Company's actual results to differ materially from any future results expressed or implied by such forward-looking statements. Factors that may cause such a difference include, but are not limited to (i) the rate of growth in the economy and employment levels, as well as general business and economic conditions; (ii) changes in interest rates, as well as the magnitude of such changes; (iii) the fiscal and monetary policies of the federal government and its agencies; (iv)
changes in federal bank regulatory and supervisory policies, including required levels of capital; (v) the relative strength or weakness of the consumer and commercial credit sectors and of the real estate markets in Puerto
Rico and the other markets in which borrowers are located; (vi) the performance of the stock and bond markets;
(vii) competition in the financial services industry; (viii) possible legislative, tax or regulatory changes; (ix) the impact of the Dodd-Frank Act on our businesses, business practice and cost of operations; and (x) additional
Federal Deposit Insurance Corporation assessments. Other than to the extent required by applicable law,  the
Company undertakes no obligation to publicly update or revise any forward-looking statement. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2013 and other SEC reports for a discussion of those factors that could impact our future results. The financial information included in this presentation for the quarter ended September 30, 2014 is based on preliminary unaudited data and is subject to change.

Q3 2014 Highlights
• NPLs decreased by $18 million QoQ; ratio at 3.2%
• NPL inflows, excluding consumer loans, down $24 million QoQ
• NCOs of 0.83%
3
compared to 0.94% last quarter; decrease of $6 million
• Reported adjusted net income of $91 million¹
• Strong margins: Popular, Inc. 4.64%² adjusted; BPPR 5.25%
Credit
(excluding
covered loans)
BPNA
Restructuring
Earnings
• Completed TARP repayment on July 2, 2014 without raising additional equity
• Robust capital; Tier 1 Common Equity ratio of 14.8%
4
2
1
GAAP net income of $62.6 million. See appendix for reconciliation to GAAP.
² Excludes impact of $21 million pertaining to US repos
refinancing. US
GAAP net interest margin was 4.36%. See appendix for reconciliation to GAAP.
3
Excludes net write-downs related to  BPNA’s legacy and classified assets sales.
4
Capital ratios for the current quarter are estimated.
Capital
• Strategic focus in US going forward on NY metro and South Florida regions
• Illinois and Central Florida transactions closed in Q3 2014; California on pace to close in Q4 2014
• US operational restructuring initiative on track; expected completion first half of
2015

Financial Summary
(non-GAAP)¹

____________________
¹ Unaudited. See Appendix for reconciliation to GAAP.
($ in thousands)
Q3 14 Q2 14 Variance
Net interest income 347,084 $    354,687 $    (7,603) $
FDIC loss share expense (19,910)        (55,261)        35,351
Other non-interest income 129,194       118,050       11,144
Gross revenues 456,368       417,476       38,892
Provision for loan losses – non-covered loans 56,216         50,074         6,142
Provision for loan losses – covered loans 12,463         11,604         859
Total provision for loan losses 68,679         61,678         7,001
Net revenues 387,689       355,798       31,891
Personnel costs 104,542       99,100         5,442
OREO expenses 19,745         3,410           16,335
Other operating expenses 178,063       168,355       9,708
Total operating expenses 302,350       270,865       31,485
Income from continuing operations before income tax 85,339         84,933         406
Income tax  expense 3,610           10,400         (6,790)
Income from continuing operations 81,729 $      74,533 $      7,196 $
Income from discontinued operations, net of tax 8,809 $        11,634 $      (2,825) $
Net income 90,538 $      86,167 $      4,371 $

BPNA Restructuring-Operational Reorganization

• Strategic focus going forward on NY metro and South Florida regions
• Illinois and Central Florida transactions closed in Q3 2014 for $26 million net gain
• California on pace to close in Q4 2014
• US operational restructuring initiative progress on track with expected completion first half of 2015
Annualized cost savings of $40 million beginning in Q2 2015
Operational
Reorganization
Balance Sheet
Management
• $221 million book value of legacy and classified assets at BPNA contracted to sell for a net loss of $12 million
US region ended Q3 2014 with total NPLs of $30 million or less than 1% of loans
• $638 million in high cost repo funding refinanced in Q3 2014; blended cost over 4%
Total refinancing penalty of $40 million, split between Q3 and Q4 2014
Lower risk profile and smaller balance sheet to yield additional excess capital

Capital

*Averages for 30 bank holding Companies with $50 billion or more of total consolidated assets, consisting of 19 firms included in Comprehensive Capital Analysis and Review (CCAR) and 11 firms included in Capital Plan
Review (CapPR). Source SNL Financial & FactSet.
•
Tier 1 Common Equity capital ratio of 14.8% exceeds current CCAR 5% minimum
•
We expect to remain “well-capitalized” under Basel III rules issued by the Federal Reserve
Capital Ratios 1%
14.8
16.9
18.2
11.2
10.7
12.4
14.6
8.8
Tier 1 Common Tier 1 Capital Total Capital Tangible Common
Equity
BPOP Q3 2014 CCAR & CapPR Q2 2014 *
1 Capital ratios for the current quarter are estimated

Non-Performing Assets ($MM)
Non-Performing Assets

________________________________
NPLs metrics exclude loans held-for-sale and covered loans.
Credit quality remained stable
Non-Performing Loans ($MM)
956
1,142
852
866
1,026
1,101
1,293
1,500
2,084
2,245
2,402
2,448
2,539
2,623
2,489
2,314
2,277
2,254
2,365 2,311
2,178
2,120
2,002
1,419
992
944
932
956
943
2.4%
1.9%
2.1%
2.5%
2.7%
3.3%
4.0%
5.7%
6.3%
6.9%
7.2%
6.0%
6.4%
6.4%
6.0%
5.8%
5.9%
6.3%
6.2%
5.9%
5.8%
5.5%
3.8%
2.7%
2.6% 2.6% 2.6% 2.6%
2.8%
Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14
NPLs OREO NPL HFS NPAs/Total Assets
•
NPAs, including covered loans, decreased by $12 million QoQ
•
NPLs, excluding covered loans, down $18 million QoQ
BPPR NPLs  increased $18 million
-
Mortgage NPLs  increased by  $21 million
635
1,008
771 781
923
1,028
1,203
1,404
1,978
2,116
2,276
2,313
2,330
2,344
1,572
1,614
1,625
1,732 1,738
1,682
1,563 1,550
1,425
1,051
614 618
598
640
622
3.1%
2.8%
2.9%
3.5%
3.9%
4.7%
5.6%
8.0%
8.7%
9.6%
10.0%
10.4%
10.6%
7.6%
7.9%
7.9%
8.4%
8.4%
8.2%
7.6%
7.5%
6.8%
4.9%
2.9% 2.9%
2.8%
2.9%
3.3%
3.2%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14
Mortgage Commercial & Construction Other NPL/Loans (HIP)
Non-covered NPLs decreased $18 million
NPL HFS increased $15 million, related to US legacy and classified assets sales
OREOs decreased by $9 million
US operations NPLs declined $36 million QoQ
-
Mortgage and consumer NPLs down $12 million and $5 million, respectively, mainly related to loans transferred to HFS
-
Commercial NPLs down $17 million, primarily loan resolutions

Mortgage NPL Inflows  ($MM)
Total NPL Inflows  ($MM)
NPL Inflows
•
Total NPL inflows down by $24 million, or 16% QoQ
Excludes consumer loans
7
NPL inflows continued a generally stable to improving trend
77 76
48
45 42
26
22 22 22
10
19
11
7
222
101
93
65
100
43 48
59
42
32
94
31
23
Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14
US Inflows PR Inflows
10
8
6 6
10
8
5
7 5 6
4 5
3
175
232
187
166
157
167
110
99
94
94
89
105
95
Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14
US Inflows PR Inflows
87
84
55
51 52
34 26 29 27
16
23
16
9
397
333
279
231
257
210
158
158
136
126
183
136
119
Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14
US Inflows PR Inflows
________________________________
Metrics exclude covered loans. Differences due to rounding.
PR commercial inflows down $8 million, or 25%
PR mortgage NPL inflows down by $10 million,
or 9%
US total NPL inflows decreased by $6 million, or 40%,
mainly driven by commercial inflows
Commercial, Construction & Legacy NPL Inflows  ($MM)

ALLL ($MM), ALLL-to-NCO and ALLL-to-NPL Ratios
NCO ($MM) and NCO-to-Loan Ratio
Provision ($MM) and Provision-to-NCO Ratio
Asset Quality
8
________________________________
Metrics exclude covered loans. Differences due to rounding.
135
126
108
98
96
101
81
79
58
35
43
46
40
163
200
32
2.64%
0.83%
1.49%
Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14
NCO Bulk Sale Charge-offs NCO% Bulk Sale NCO%
151
124
83 82
84
86
58
55 55
48 47
50
56
149
169
12
111%
139%
Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14
PLL Bulk Sale PLL PLL/NCO Bulk Sale PLL/NCO
693 690
665
649
636
622
584
529
526
538
543
526 522
128%
322%
40%
84%
Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14
ALLL ALLL/NCO ALLL/NPL
US legacy and classified assets related write-downs
amounted to $32 million
Provision increase of $18 million QoQ, includes $12 million
impact related loans transferred to HFS.  Excluding this
impact, provision amounts to $56 million.
NCOs declined $6 million QoQ (excluding write-downs)
NCO ratio of 0.83% vs. 0.94% in Q2 2014
Provision to NCO of 139% (excluding write-downs impact),
compared to 108% in Q2 2014
ALLL decreased by $5 million QoQ; ALLL to loans at
2.69% vs. 2.68% in Q2 2014
$28 million reduction in the US; $20 million related to
loans transferred to HFS
$23 million increase in BPPR mainly due to qualitative factors adjustments, reflective of challenging economic conditions
ALLL to NPL coverage ratio stable at 84% in Q3 2014 vs. 82%
in Q2 2014

PR Public Sector Exposure
•
Loans to the Government of Puerto
Rico and Public Corporations are either
collateralized loans or obligations that
have a specific source of income or
revenues identified for their
repayment.
9
•
Loans to various municipalities are
backed by unlimited taxing power or
real and personal property taxes
collected within such municipalities.
Our current direct exposure to the PR government, instrumentalities, and municipalities is $823 million, of which approximately $727 million is outstanding, up $18 million from Q2 2014.
PR Central Government & Public Corporations
Municipalities
•
Indirect exposure includes loans or
instruments that are payable by non-
governmental entities and have a
government guarantee to cover any
shortfall in collateral in the event of
borrower default. Majority are single-
family mortgage related.
Indirect Exposure
($ in millions)
Loans Securities Total
Central Government ¹ - $         74 $               74 $
Public Corporations
PRASA 100            1 101
PREPA 75              -                      75
PRHTA -                 -                      -
OTHER 8                 -                      8
Total Central Govt & Public Corp. 183            75                   258
as % of Tier 1 Capital 6.8%
Municipalities 409            60                   469
Direct Government Exposure 592 $         135 $             727 $
Indirect Exposure 313 $         49 $               362 $
_________________________________
¹ Includes government sponsored banks and COFINA.

Driving Shareholder Value
Robust capital with Tier 1 Common Equity of 14.8%
TARP repayment and BPNA transactions move us toward a more active capital management process
10
Unique franchise in PR provides strong, stable revenue-generating capacity
Continued stability in Popular’s credit metrics
EVTC ownership, BHD stake and restructured US operations
Capital
Additional
Value
Earnings

Investor Presentation Third Quarter 2014 APPENDIX

Selected equity investments
(first two under “corporate”
segment and third and fourth under PR):
12
Who We Are – Popular, Inc.
Franchise
•
Financial services company
•
Headquartered in San Juan, Puerto Rico
•
$34 billion in assets (among top 40 bank holding
company in the U.S.)
•
$22 billion in total loans
•
$24 billion in total deposits
•
245 banking branches serving customers in Puerto Rico,
New York, New Jersey, California, Florida, and U.S. and
British Virgin Islands
•
NASDAQ ticker symbol: BPOP
•
Market Cap: $3.05 billion
_____________________________________
Note: Information as of  September 30, 2014
*Doing business as Popular Community Bank.
Summary Corporate Structure
Assets = $34.1 bn
Popular Auto,
Inc.
Banco Popular
de Puerto Rico
Popular
Securities, Inc.
Assets = $26.8 bn
Assets = $7.1bn
Banco Popular
North America*
Puerto Rico operations
Popular
Insurance, Inc.
Popular North
America, Inc.
U.S. banking operations
Transaction processing,
business processes
outsourcing
14.8% stake
Dominican Republic
bank
15.82% stake
2013 approximate
net income $111
million
PRLP 2011 Holdings, LLC
24.9% stake
PR Asset Portfolio 2013-1
International, LLC
24.9% stake
Adjusted EBITDA  of
$183.3 million for the
twelve months ended June
30, 2014
Construction and
commercial loans vehicle
Construction, commercial
loans and OREOs vehicle

Market Leadership in Puerto Rico
38%
37%
35%
42%
40% 39%
39%
40%
24%
23% 22%
33% 34%
35%
36%
37%
2007 2008 2009 2010 2011 2012 2013 Q2 2014
Total Deposits (net of brokered) Total Loans
Category
Market
position
Market
share
Total Deposits (Net of brokered)* 1 40%
Total Loans* 1 37%
Commercial & Construction Loans* 1 38%
Credit Cards¹
1 52%
Mortgage Loan Production¹
1 32%
Personal Loans*
1 31%
Auto Loans/Leases
3 17%
Assets Under Management
2 16%
Q2 2014
Source: Puerto Rico Office of the Commissioner of Financial Institutions, COSSEC,  and 10K Reports.*Information included pertains to PR Commercial Banks and Credit Unions.
¹
Mortgage loan production data is not publicly available; figures presented for BPPR and competitors were provided internally as well as credit card information for certain competitors.
Popular’s Market Share Trend
Puerto Rico Market Share by Category

GAAP Reconciliation Q3 2014
_____________________________________
* Unaudited.
¹ Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.
² Total basic and diluted EPS, including discontinued operations, was $0.60.
³ Excludes the impact of $21 million pertaining to US repos refinancing. US GAAP net interest margin was 4.36%.
(In thousands)
Actual
Results                    BPNA
(US GAAP) Reorganization
Income Tax
Adjustments
Indemnification
Asset
Adjustment
Adjusted
Results
(Non-GAAP)
Net interest income (expense) $  326,421 $             (20,663) $                - $                      - $     347,084
Provision for loan losses – non-covered loans 68,166 11,950 - - 56,216
Provision for loan losses – covered loans ¹ 12,463 - - - 12,463
Net interest  income (expense) after provision for loan losses 245,792 (32,613) - - 278,405
FDIC loss share expense (4,864) - - 15,046 (19,910)
Other non-interest income 129,194 - - - 129,194
Restructuring costs 8,290 8,290 - - -
Other operating expenses 302,350 - - - 302,350
Income (loss) from continuing operations before income tax 59,482 (40,903) - 15,046 85,339
Income tax expense 26,667 - 20,048 3,009 3,610
Income (loss) from continuing operations $    32,815 $            (40,903) $     (20,048) $           12,037 $       81,729
Income  (loss) from discontinued operations, net of tax $    29,758 $              20,949 $                - $         8,809
Net income (loss)
$    62,573 $             (19,954) $     (20,048) $           12,037 $       90,538
Basic and diluted EPS from continuing operations 0.31 $        ²
Net interest margin 4.64% ³
Tangible common book value per common share 36.24 $
Market value per common share 29.44 $
Q3 2014 *
$                      -

GAAP Reconciliation Q2 2014
_____________________________________
* Unaudited.
¹ Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.
² Total basic and diluted EPS, including discontinued operations, was ($4.98).
³ Excludes the impact of $414.1 million TARP discount amortization. US GAAP net interest margin was (0.77%).
(In thousands)
Actual
Results
(US GAAP)
TARP discount
amortization
adjustments
BPNA
Reorganization
Adjusted
Results
(Non-GAAP)
Net interest (expense) income $   (59,381) $           (414,068) $                     - $     354,687
Provision for loan losses – non-covered loans 50,074 - - 50,074
Provision for loan losses – covered loans ¹ 11,604 - - 11,604
Net interest (expense) income after provision for loan losses (121,059) (414,068) - 293,009
FDIC loss share expense (55,261) - - (55,261)
Other non-interest income 118,050 - - 118,050
Restructuring costs 4,574 - 4,574 -
Other operating expenses 270,865 - - 270,865
(Loss) income from continuing operations before income tax (333,709) (414,068) (4,574) 84,933
Income tax (benefit) expense (4,124) (14,524) - 10,400
(Loss) income from continuing operations $ (329,585) $           (399,544) $            (4,574) $       74,533
(Loss) income from discontinued operations, net of tax $ (181,729) $                           - $        (193,363) $       11,634
Net (loss) income
$ (511,314) $           (399,544) $        (197,937) $       86,167
Basic and diluted EPS from continuing operations (3.21) $      ²
Net interest margin 4.68% ³
Tangible common book value per common share 35.84 $
Market value per common share 34.18 $
Q2 2014 *
and Income Tax

Business Segments (GAAP)

___________________
¹ Excludes discontinued operations.
² Non-fully taxable equivalent.
($ in millions)
Financial Results Q3 14 Q2 14 Variance Q3 14 Q2 14 Variance
Net interest income 316 $           334 $           (18) $        26 $            49 $            (23) $
Non-interest income 96                38                58             17               18               (1)
Gross revenues 412              372              40             43               67               (24)
Provision for loan losses – non-covered loans 62                74                (12)           6                 (25)             31
Provision for loan losses – covered loans 12                12                -           -             -             -
Total provision for loan losses 74                86                (12)           6                 (25)             31
Operating expenses 245              223              22             48               40               8
Income tax  expense (benefit) 31                (8)                 39             1                 1                 -
Income (loss) from continuing operations 62 $             71 $             (9) $          (12) $          51 $            (63) $
Income (loss) from discontinued operations, net of tax - $                - $                - $        30 $            (182) $        212 $
Net income (loss) 62 $             71 $             (9) $          18 $            (131) $        149 $
($ in millions)
Balance Sheet Highlights Q3 14 Q2 14 Variance Q3 14 Q2 14 Variance
Total assets 26,765 $      27,647 $      (882) $      7,133 $       8,299 $       (1,166) $
Total loans ¹ 18,567         18,684         (117)         3,624          3,784          (160)
Total deposits ¹ 20,986         21,144         (158)         3,551          3,819          (268)
($ in millions)
Asset Quality (including covered assets)
Q3 14 Q2 14 Variance Q3 14 Q2 14 Variance
Non-performing loans held-in-portfolio 607 $           590 $           17 $          30 $            66 $            (36) $
Non-performing assets 871              860              11             72               95               (23)
Allowance for loan losses 579              565              14             32               60               (28)
Net interest margin ² 5.25% 5.50% -0.25% 1.82% 3.25% -1.43%
PR US

$ in millions Q3 14 Q2 14 Q1 14 Q4 13 Q3 13
Loans Held in Portfolio (HIP) $19,359 $19,635 $21,612 $21,612 $21,427
Performing HFS 158            93              94              109            123
NPL HFS 20              4                1                1                2
Total Non Covered Loans 19,537 19,732 21,707 21,722 21,552
Non-performing loans (NPLs) $622 $640 $635 $598 $618
Commercial $252 $278 $307 $279 $316
Construction $19 $22 $22 $24 $29
Legacy $6 $8 $12 $15 $24
Mortgage $295 $286 $252 $233 $203
Consumer $47 $43 $39 $44 $42
Leases $3 $3 $3 $3 $4
NPLs HIP to loans HIP 3.21% 3.26% 2.94% 2.77% 2.88%
Net charge-offs (NCOs) $40 $46 $43 $35 $58
Commercial $0 $10 $11 $15 $21
Construction ($1) ($1) ($2) ($2) ($5)
Legacy $0 ($1) ($5) ($5) $2
Mortgage $13 $10 $9 $8 $13
Consumer $27 $26 $28 $18 $27
Leases $1 $2 $1 $1 $0
Write-downs $32 $20 $0 $0 $0
NCOs to average loans HIP 0.83% 0.94% 0.80% 0.66% 1.08%
Provision for loan losses (PLL) $56 $50 $47 $48 $55
PLL to average loans HIP 1.16% 1.02% 0.88% 0.89% 1.03%
PLL to NCOs 1.39x 1.08x 1.10x 1.35x 0.95x
Allowance for loan losses (ALL) $522 $526 $543 $538 $526
ALL to loans HIP 2.69% 2.68% 2.51% 2.49% 2.46%
ALL to NPLs HIP 83.88% 82.26% 85.40% 90.05% 85.19%
Consolidated Credit Summary (Excluding Covered Loans)
1 Excluding provision for loan losses and net write-downs related to the classified and legacy assets sale
Numbers may not add to total due to rounding.
17
1
1
1
1

BPPR Commercial & Construction  Distribution
Loan Composition (Held-in Portfolio)
De-risked Loan Portfolios
•
The Corporation has derisked its loan portfolios by
reducing its exposure in asset classes with
historically high loss content
•
In the BPPR commercial portfolio reductions
include:
Commercial portfolio, including construction,
has decreased from 55% of total loans held-
in-portfolio to 41%
Construction portfolio is down by 88% since
Q4 2007
SME   lending is down by 55% from Q4 2007
•
Collateralized exposure now represents a larger
portion of consumer loan portfolio
•
Unsecured loans credit quality has improved as
overall FICO scores have increased
1
Small and Medium Enterprise
2
NCOs distribution represents the percentage allocation of  NCOs from Q1 2008 through Q2 2014 per each loan category
Legacy portfolio is comprised of certain commercial, construction and lease financings lending products exited by the US.
18
NCOs
($mm) (%) ($mm) (%) ($mm) (%)
Distribution
(2)
CRE SME ¹
$2,938 33% $1,497 23% ($1,441) -49% 24%
C&I SME
¹
2,287 25% 859 13% (1,428) -62% 29%
C&I Corp 1,592 18% 1,870 29% 278 17% 6%
Construction 1,231 14% 149 2% (1,082) -88% 37%
CRE Corp 892 10% 1,983 31% 1,091 122% 4%
Multifamily 64 1% 60 1% (4) -6% 1%
Total $9,004 $6,419 ($2,585) -29% 100%
Q4 2007 Q3 2014 Variance
1
$ in millions
Q4 2007 Q3 2014 Q4 2007 Q3 2014 Q4 2007 Q3 2014 Variance
Commercial $7,774 $6,270 $4,515 $1,789 $12,288 $8,059 ($4,229)
Consumer 3,552 3,401 1,698 491 5,249 3,892 (1,357)
Mortgage 2,933 5,453 3,139 1,102 6,071 6,555 484
Construction 1,231 149 237 63 1,468 212 (1,256)
Leases 814 550 - - 814 550 (264)
Legacy - - 2,130 91 2,130 91 (2,039)
Total $16,304 $15,823 $11,718 $3,536 $28,020 $19,359 ($8,661)
Puerto Rico US Total
Numbers may not add to total due to rounding

Popular, Inc. Credit Ratings
•
Our senior unsecured ratings have remained stable:
Moody’s: B2 Negative
Fitch: BB- Stable Outlook
S&P: B+ Stable Outlook
•
May 2014: Moody’s downgraded BPOP to B2; outlook negative
•
February 2014: Moody's placed BPOP on review for downgrade
•
October 2013: Moody’s revised outlook to negative
•
January 2013: Fitch raised to BB- from B+; outlook stable
•
December 2012: Moody’s downgraded BPOP to B1; outlook stable
•
April 2012: Moody’s placing most of the PR banks under review with the possibility of downgrades, due to the state of the Puerto Rico economy
•
January 2012:  Fitch raised BPOP’s outlook to positive
•
December 2011: S&P raised its ratings on BPPR to BB from BB- and changed outlook to stable given revised bank criteria to regional banks

Investor Presentation Third Quarter 2014